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                                                                    EXHIBIT 23.2
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 2000 included in Mattson Technology, Inc.'s Annual Report on Form 10-K for the year ended December, 31 1999.

/s/  ARTHUR ANDERSEN LLP
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Arthur Andersen LLP

San Jose, California
January 15, 2001